COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of January 7, 2015, is made by and among Nemus Bioscience, Inc., a Nevada corporation (the "Company"), and the persons and entities identified on the purchaser signature pages hereto (each a "Purchaser" and collectively, the "Purchasers").

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 506 of Regulation D promulgated thereunder;

WHEREAS, the Company desires to issue and sell up to 241,663 shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock") at a purchase price of $3.00 per Share (the "Purchase Price"); and

WHEREAS, each Purchaser, severally and not jointly, desires to purchase from the Company the number of Shares set forth on the signature page of each Purchaser subject to the terms and conditions of this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

SECTION 1
PURCHASE AND SALE OF COMMON STOCK

1.1. Purchase and Sale. Subject to satisfaction (or waiver) of the conditions set forth in Sections 4 and 5, each Purchaser agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to each Purchaser, the number of Shares set forth in the line item designated "Number of Shares" below such Purchaser's name on the Purchaser's signature page, at the Purchase Price. The Company's agreement with each Purchaser is a separate agreement, and the sale and issuance of the Shares to each Purchaser is a separate sale and issuance.  The Shares shall be entitled to registration rights pursuant to the Registration Rights Agreement in substantially the form attached hereto as Exhibit A (the "Registration Rights Agreement").

1.2. Closing. The purchase, sale and issuance of the Shares (the "Closing") shall take place at the offices of the Company at 10:00 a.m., local time, on January 7, 2015 (the "Closing Date") subject to satisfaction (or waiver) of the conditions to the Closing set forth in Sections 4 and 5 (or such later date as is mutually agreed to by the Company and the Purchaser in writing)..

1.3. Form of Payment.  At the Closing, each Purchasers shall pay the Purchase Price for the "Number of Shares" set forth below such Purchaser's name on the Purchaser's signature page in cash to the Company, via wire transfer or a certified check, for the Shares to be issued and sold to the Purchasers, and the Company shall deliver to the Purchasers stock certificates (in the denominations as the Purchasers shall request) (the "Stock Certificates") representing the number of the Shares which the Purchaser is then purchasing duly executed on behalf of the Company and registered on the books of the Company in the name of  the Purchasers.

SECTION 2
PURCHASERS' REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Purchasers. Each Purchaser hereby, severally and not jointly, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):
(a) Investment Purpose. The Purchaser is acquiring the Shares (the Shares are referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

(b) Purchaser Status. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D as promulgated by the United States Securities and Exchange Commission under the Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act.  The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(c) Experience of the Purchaser.  The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(d) General Solicitation.  The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e) Legend. The Purchaser agree to the imprinting of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN  REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

(f) Access to Information. The Purchaser acknowledges that it has had the opportunity to review the all reports, schedules, forms, statements and other documents required to be filed by the Company under the Exchange Act (the "SEC Reports") and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and Subsidiaries (as defined below) and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense.

(g) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h) Transfer or Resale. The Purchaser understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the U.S. Securities and Exchange Commission thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan secured by the Securities.

(i) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable against the Purchaser in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(j) Certain Transactions and Confidentiality.  Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including short sales as defined in Rule 200 of Regulation SHO under the Exchange Act ("Short Sales"), of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  Other than to other persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(k) Residency. The Purchaser is a resident of that jurisdiction specified on the signature page hereto.

SECTION 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof to each Purchaser as follows:
(a) Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the capital stock or holds an equity or similar interest) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).

(b) Authorization; Enforcement; Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement and the Registration Rights Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the issuance of the Shares, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, and (iv) this Agreement and, when executed and delivered, the other Transaction Documents, constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(c) Capitalization. The authorized capital stock of the Company consists of (i) 236,000,000 shares of Common Stock, of which as of the date hereof 16,000,000 shares are issued and outstanding; 1,730,000 shares are issuable and reserved for issuance pursuant to Company stock option and/or purchase plans; 4,000,000 shares are issuable and reserved for issuance pursuant to outstanding warrants; and no shares are issuable and reserved for issuance pursuant to securities (other than the Shares) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 20,000,000 shares of preferred stock, of which as of the date hereof, no shares are issued and outstanding. All of such outstanding shares have been and are, or upon issuance will be, validly issued, fully paid and nonassessable.

Except as set forth in the Transaction Documents and in the SEC Reports, (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding debt securities issued by the Company; (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries; (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Purchasers true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

(d) Issuance of Securities. The Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be (i) validly issued, fully paid and non-assessable, (ii) free from all taxes, liens and charges with respect to the issuance thereof and (iii) entitled to all rights accorded to a holder of Common Stock. The issuance by the Company of the Securities is exempt from registration under the Securities Act. The offer and sale by the Company of the Shares is being made in reliance upon the exemption from registration set forth in Rule 506 of Regulation D and/or Regulation S under the Securities Act and is only being made to "accredited investors" that meet the requirements of Rule 501(a) of Regulation D and similar exemptions under state law.

(e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designation of any outstanding series of preferred stock of the Company or the By-laws; (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(f) Acknowledgment Regarding the Purchasers' Purchase of Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of its respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser's purchase of the Securities.

(g) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(h) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, nor will the Company or any of its Subsidiaries take any action or steps that would require registration of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings.

(i) Employee Relations. Neither the Company nor any of its Subsidiaries is involved in a union labor dispute or, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. None of the Company's or its Subsidiaries' employees is a member of a union, neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company's Board of Directors that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company and the Company does not expect to terminate any such officer during the six months following the date of this Agreement.

(j) Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which the Company has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(k) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.

(l) Environmental Laws. The Company and its Subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, except where the failure to receive such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect and (iii) are in compliance in all material respects with all terms and conditions of any such permit, license or approval, except where the failure to be in compliance or receive such permits, licenses or approvals would not, individually or in the aggregate, have a Material Adverse Effect.

(m) No Other Agreements. The Company has not, directly or indirectly, made any agreements with any Purchaser relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

SECTION 4
CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

4.1. The obligation of the Company hereunder to issue and sell the Shares to the Purchasers at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Purchasers with prior written notice thereof:

(a) The Purchasers shall have executed each of the Transaction Documents and delivered the same to the Company.

(b) The Purchasers shall have delivered to the Company the Purchase Price for the Shares being purchased by the Purchasers at the Closing, by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(c) The representations and warranties of the Purchasers contained herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Purchasers shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

(d) The Board of Directors of the Company shall have adopted resolutions consistent with Section 3.1(b) above (the "Resolutions").

(e) The Purchasers shall have delivered to the Company such other documents relating to the transactions contemplated by the Transaction Documents as the Company or its counsel may reasonably request.

SECTION 5
CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE

5.1 The obligation of each Purchaser hereunder to purchase the Shares at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by the applicable Purchaser at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have executed each of the Transaction Documents, and delivered the same to the Purchaser.

(b) The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(c) The Board of Directors of the Company shall have adopted the Resolutions.

(d) The Company shall have delivered to the Purchaser such other documents relating to the transactions contemplated by the Transaction Documents as the Purchaser or its counsel may reasonably request.

SECTION 6
GOVERNING LAW; MISCELLANEOUS

6.1. Governing Law; Arbitration. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of California, without regard to its choice-of-laws or conflicts-of-law rules. All claims, disputes and other matters in question arising out of, or relating to, this Agreement or the performance hereof, shall be submitted to, and determined by, arbitration if good faith negotiations among the parties hereto, if any, do not resolve such claim, dispute or other matter. Such arbitration shall proceed in accordance with the then-current rules for arbitration established by Judicial Arbitration Mediation Services, Inc./ENDISPUTE ("JAMS"), unless the parties hereto mutually agree otherwise, and pursuant to the following procedures: (i) the Company on the one hand and the Purchaser on the other hand shall appoint an arbitrator from the JAMS panel of retired judges, and those party-appointed arbitrators shall appoint a third arbitrator from the JAMS panel of retired judges within ten (10) days. If the party-appointed arbitrators fail to appoint a third arbitrator within the ten (10) days, such third arbitrator shall be appointed by JAMS in accordance with its rules; (ii) reasonable discovery shall be allowed in arbitration; (iii) all proceedings before the arbitrators shall be held in Orange County, California; (iv) the award rendered by the arbitrators shall be final and binding, and judgment may be entered in accordance with applicable law and in any court having jurisdiction thereof; (v) the award rendered by the arbitrators shall include (a) a provision that the prevailing party in such arbitration recover its costs relating to the arbitration and reasonable attorneys' fees from the other party, (b) the amount of such costs and fees, and (c) an order that the losing party pay the fees and expenses of the arbitrators. The arbitrator shall by the agreement of the parties expressly be prohibited from awarding punitive damages in connection with any claim being resolved by arbitration hereunder.

6.2. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties; provided that a facsimile or portable document format ("PDF") signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or PDF signature.

6.3. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

6.4. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

6.5. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser or its assigns or, if prior to the Closing Date, the Purchaser being obligated to purchase at least two-thirds (2/3) of the Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of the Shares, as the case may be.

6.6. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally or by electronic mail; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Nemus Bioscience, Inc.
c/o John Hollister, Chief Executive Officer
650 Town Center Drive, Suite 620
Costa Mesa, CA 92626
Facsimile: ______________

If to a Purchaser, to it at the business address, email or facsimile number set forth on the signature page hereto or at such other address and/or facsimile number and/or to the attention of such other person(s) as the recipient party has specified by written notice given to each other party five (5) calendar days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communications, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

6.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Shares. The Company shall not assign this Agreement or any rights or obligations hereunder, including by merger or consolidation, without the prior written consent of the Purchaser which purchased at least two-thirds (2/3) of the Shares on the Closing Date, or their assigns. The rights under this Agreement are assignable by a Purchaser without the consent of the Company; provided, however, that any such assignment shall not release the Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption, which consent shall not be unreasonably withheld. Notwithstanding anything to the contrary contained in the Transaction Documents, Purchaser shall be entitled to pledge the Shares in connection with a bona fide margin account or other loan secured by the Shares.

6.8. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

6.9. Survival. Unless this Agreement is terminated under Section 6.12, the representations and warranties of the Company and the Purchaser contained in Sections 2 and 3, the agreements and covenants set forth in Sections 6, shall survive the Closing. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

6.10. Publicity. The Company and the Purchaser shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions as the Company reasonably believes, after consulting with its counsel, to be required by applicable law and regulations (although the Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

6.11. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

6.12. Termination. In the event that the Closing shall not have occurred with respect to a Purchaser on or before one (1) Business Day after the Closing Date, due to the Company's or the Purchaser's failure to satisfy the conditions set forth in Sections 4 and 5 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

6.13. Placement Agent. The Company acknowledges that it has not engaged a placement agent in connection with the sale of the Shares.

6.14. Remedies. Each Purchaser and each holder of the Shares shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

6.15. Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company's securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly disclosed.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NEMUS BIOSCIENCE, INC.	Address for Notice:
By:__________________________________________ Name: John Hollister Title: Chief Executive Officer	Fax:

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SIGNATURE PAGES FOR EACH PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.
Name of Purchaser: ________________________________________________________
Signature of Authorized Signatory of Purchaser: __________________________________
Name of Authorized Signatory: ____________________________________________________
Title of Authorized Signatory: _____________________________________________________
Email Address of Authorized Signatory: ______________________________________________
Facsimile Number of Authorized Signatory: _____________________________________________
Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $_________________
Number of Shares: _________________
EIN Number: _______________________